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                                                                  Exhibit 10.5.2





                                 AMENDMENT NO. 2
                                 ---------------


                            dated as of June 29, 2007


                                      among


                                PAGE FUNDING LLC,
                                -----------------
                            as Purchaser and Issuer,


                       CONSUMER PORTFOLIO SERVICES, INC.,
                       ----------------------------------
                             as Seller and Servicer,

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                     ---------------------------------------
                         as Backup Servicer and Trustee

                                     to the

             Third Amended and Restated Sale and Servicing Agreement
                          dated as of February 14, 2007


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                               AMENDMENT NO. 2 TO
             THIRD AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

         AMENDMENT NO. 2, dated as of June 29, 2007 (the "AMENDMENT") by and among PAGE FUNDING LLC, a Delaware limited liability company (in its capacities as Purchaser, the "PURCHASER" and as Issuer, the "ISSUER," respectively), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (in its capacities as Backup Servicer, the "BACKUP SERVICER" and as Trustee, the "TRUSTEE," respectively).

                              PRELIMINARY STATEMENT

         Reference is made to the Third Amended and Restated Sale and Servicing Agreement dated as of February 14, 2007, among PAGE FUNDING LLC, CONSUMER PORTFOLIO SERVICES, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION, as previously amended by Amendment No. 1 thereto, dated as of March 30, 2007 (as so amended, the "SALE AND SERVICING AGREEMENT").

                                    RECITALS

         WHEREAS, PAGE FUNDING LLC, CONSUMER PORTFOLIO SERVICES, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (collectively, the "AMENDING PARTIES") have executed the Sale and Servicing Agreement and the Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below; and

         WHEREAS, UBS Real Estate Securities Inc., as Controlling Note Purchaser and Majority Noteholder of the Highest Priority Class, desires to consent to this Amendment.



                            ARTICLE I - DEFINITIONS
                            -----------------------

         SECTION 1.1. DEFINED TERMS. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in the Annex A to the Sale and Servicing Agreement, as identifiable from the context in which such term is used.


                             ARTICLE II - AMENDMENT
                             ----------------------

         SECTION 2.1 AMENDMENT TO ANNEX A TO THE SALE AND SERVICING AGREEMENT. In Annex A to the Sale and Servicing Agreement, the definition of "CLASS A FACILITY TERMINATION DATE " is hereby amended and restated in its entirety to read as follows:

                  "CLASS A FACILITY TERMINATION DATE" means the earlier of (I) the first to occur of (A) the Class A Scheduled Maturity Date or (B) the date of the occurrence of a Class A Funding Termination Event specified in clauses (iv) through (vi) of the definition thereof, (II) the date of the occurrence of a Class A Funding Termination Event specified in clauses (i) through (iii) of the definition thereof, and


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         (III) September 30 of any year subsequent to 2007, to the extent that the Class A Note Purchaser, the Issuer or CPS has delivered notice of termination to the other parties to the Class A Note Purchase Agreement and the Class B Note Purchasers no earlier than 90 days and no later than 30 days prior to such date.

         SECTION 2.2 AMENDMENT TO ANNEX A TO THE SALE AND SERVICING AGREEMENT. In Annex A to the Sale and Servicing Agreement, the definition of "CLASS A SCHEDULED MATURITY DATE " is hereby amended and restated in its entirety to read as follows:

                  "CLASS A SCHEDULED MATURITY DATE" means September 30, 2007 or such later date as agreed upon pursuant to Section 2.05 of the Class A Note Purchase Agreement.

         SECTION 2.3 AMENDMENT TO ANNEX A TO THE SALE AND SERVICING AGREEMENT. In Annex A to the Sale and Servicing Agreement, the definition of "TFC MANAGED RECEIVABLES" is hereby amended and restated in its entirety to read as follows:

                  "TFC MANAGED RECEIVABLES" means Receivables, serviced by the Servicer, that have been (i) acquired from Dealers by TFC, or (ii) acquired from Dealers or originated by CPS under its "Military Program".

         SECTION 2.4 AMENDMENT TO ANNEX A TO THE SALE AND SERVICING AGREEMENT. In Annex A to the Sale and Servicing Agreement, the definition of "TFC RECEIVABLES" is hereby amended and restated in its entirety to read as follows:

                  "TFC RECEIVABLES" means Eligible Receivables (i) acquired from Dealers by TFC, or (ii) acquired from Dealers or originated by CPS under its "Military Program".




                          ARTICLE III - EFFECTIVENESS
                          ---------------------------

         SECTION 3.1. EFFECTIVE DATE. This Amendment shall be effective as of the date of this Amendment upon execution and delivery by the parties hereto and UBS Real Estate Securities, Inc. of this Amendment.

                           ARTICLE IV - MISCELLANEOUS
                           --------------------------

         SECTION 4.1. RATIFICATION; REPRESENTATIONS AND WARRANTIES, ETC.

     (a) Except as expressly amended hereby, all of the terms of the Basic Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Amendment shall not constitute a novation;

     (b) The Purchaser, Seller, Issuer and Servicer each hereby represents and warrants that (i) it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Sale and Servicing Agreement, as amended hereby,


                                       3
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     and the Basic Documents, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment, (iii) this Amendment has been duly executed and delivered by it, (iv) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and (v), after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

     (c) Each representation and warranty contained in the Basic Documents (as modified by this Amendment, if applicable) is true and correct and is hereby restated and affirmed; and

     (d) Each covenant contained in the Basic Documents (as modified by this Amendment, if applicable) is hereby restated and affirmed.

         SECTION 4.2. FURTHER ASSURANCES. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment and the other Basic Documents.

         SECTION 4.3. CONFLICTS. In the event of a conflict of any provision hereof with any provision or definition set forth in the Basic Documents, the provisions and definitions of this Amendment shall control.

         SECTION 4.4. SEVERABILITY. Any provision of this Amendment or any other Basic Document that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

         SECTION 4.5. ENTIRE AGREEMENT. This Amendment and the other Basic Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment and the other Basic Documents. Nothing in this Amendment or in the other Basic Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Basic Documents.

         SECTION 4.6. BINDING EFFECT. This Amendment and the other Basic Documents shall be binding upon and shall be enforceable by Purchaser, Seller, Issuer, Servicer, Note Purchaser, the Backup Servicer and the Trustee and their respective successors and permitted assigns.

         SECTION 4.7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

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         SECTION 4.8. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT
OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         SECTION 4.9. HEADINGS. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment, and shall not affect the construction or interpretation of this Amendment or any provisions hereof.




                  [Remainder of page intentionally left blank.]


                                       5
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         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.


                                 PAGE FUNDING LLC, as Purchaser and as
                                 Issuer


                                 By: /S/ Robert E. Riedl
                                     -------------------------------------------
                                 Title:   Vice President

                                 CONSUMER PORTFOLIO SERVICES, INC., as Seller and as Servicer


                                 By: /S/ Robert E. Riedl
                                     -------------------------------------------
                                 Title:  Sr. Vice President & CIO


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Backup Servicer and Trustee


                                 By: /S/ Melissa Wiley
                                     -------------------------------------------
                                 Title:  Corporate Trust Officer


CONSENTED TO BY:
UBS REAL ESTATE SECURITIES, INC.,
as Controlling Note Purchaser and Majority Noteholder of the Highest Priority Class


By:      /S/ Thomas Dang
         ---------------------------------
Name:      Thomas Dang
         ---------------------------------
Title:     Director
         ---------------------------------



By:      /S/ Verdi Contente
         ---------------------------------
Name:      Verdi Contente
         ---------------------------------
Title:    Associate Director
         ---------------------------------



Am No 2 dtd June 29, 2007 to 3rd Am'd & Rest'd Sale & Servicing Agreement dtd February 14, 2007

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